UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 29, 2003

Date of Report (date of earliest event reported)

KYPHON INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	000-49804	77-0366069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1350 Bordeaux Drive

Sunnyvale, California 94089

(Address of principal executive offices)

(408) 548-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of April 29, 2003

Item 9.	Regulation FD Disclosure (pursuant to Item 12)

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure” and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by Kyphon Inc. under the Securities Act of 1933.

On April 29, 2003, Kyphon Inc. issued a press release announcing its results for the three months ended March 31, 2003. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KYPHON INC.

By:	/s/ RICHARD W. MOTT Richard W. Mott President and Chief Executive Officer

Date: April 29, 2003